SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: December 16, 1998
(Date of earliest event reported)


                      GS Mortgage Securities Corporation II
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             (Exact name of registrant as specified in its charter)


     Delaware                      333-65921                     22-3442024
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  (State or Other                  (Commission                (I.R.S. Employer
  Jurisdiction of                  File Number)              Identification No.)
  Incorporation)


     85 Broad Street, New York, N.Y.                             10004
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  (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (212) 902-1000
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         (Former name or former address, if changed since last report.)


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ITEM 5.   OTHER EVENTS.

     Attached as an exhibit to this Current Report are certain materials (the "Computational Materials") furnished to the Registrant by Goldman, Sachs & Co. ("Goldman Sachs") and certain structural term sheets (the "Structural Term Sheets" and, together with the Computational Materials, the "Materials") furnished to the Registrant by Norwest Investment Services, Inc. ("Norwest" and, together with Goldman Sachs, the "Underwriters") in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 1999-C1 (the "Certificates").

     The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-65921) (the "Registration Statement"). The Registrant hereby incorporates the Materials by reference in the Registration Statement.

     The Computational Materials and Structural Term Sheets were prepared solely by each Underwriter, respectively, and the Registrant did not prepare or participate in the preparation of the Materials.

     Any statement or information contained in the Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit 99.1   Structural Term Sheets

Exhibit 99.2   Computational Materials


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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        GS MORTGAGE SECURITIES CORPORATION II


                                        By:         /s/ Jay Strauss
                                           ----------------------------------
                                             Name:      Jay Strauss
                                             Title:     Secretary


Date:  January 13, 1999


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                                  Exhibit Index
                                  -------------



Format         Exhibit No.         Description                        Page
------         -----------         -----------                        ----

P              99.1                Structural Term Sheets             5

P              99.2                Computational Materials            15